Bread Financial First quarter 2024 results April 25, 2024 © 2 0 2 2 B r e a d F i n a n c i a l | C o n f i d e n t i a l & P r o p r i e t a r y 1 Ralph Andretta | President & CEO Perry Beberman | EVP & CFO Exhibit 99.2

2©2024 Bread Financial Forward-looking statements This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, rising interest rates, unemployment levels and the increased probability of a recession, and the related impact on consumer payment rates, savings rates and other behavior; global political and public health events and conditions, including ongoing wars and military conflicts; future credit performance, including the level of future delinquency and write-off rates; the loss of, or reduction in demand from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of our business in U.S. consumer credit; inaccuracies in the models and estimates on which we rely, including the amount of our Allowance for credit losses and our credit risk management models; the inability to realize the intended benefits of acquisitions, dispositions and other strategic initiatives; our level of indebtedness and ability to access financial or capital markets; pending and future legislation, regulation, supervisory guidance, and regulatory and legal actions, including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; impacts arising from or relating to the transition of our credit card processing services to third party service providers that we completed in 2022; failures or breaches in our operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise; and any tax liability, disputes or other adverse impacts arising out of or relating to the spinoff of our former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries. In addition, the CFPB recently issued a final rule that, absent a successful legal challenge, will place significant limits on credit card late fees, which would have a significant impact on our business and results of operations for at least the short term and, depending on the effectiveness of the mitigating actions that we may take in response to the final rule, potentially over the long term; we cannot provide any assurance as to the effective date of the rule, the result of any pending or future challenges or other litigation relating to the rule, or our ability to mitigate or offset the impact of the rule on our business and results of operations. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10- K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise. Non-GAAP financial measures We prepare our audited Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included herein constitutes non- GAAP financial measures. Our calculations of non-GAAP financial measures may differ from the calculations of similarly titled measures by other companies. In particular, Pretax pre-provision earnings (PPNR) is calculated by increasing/decreasing Income from continuing operations before income taxes by the net provision/release in Provision for credit losses. PPNR less gain on portfolio sales then decreases PPNR by the gain on any portfolio sales in the period. We use PPNR and PPNR less gain on portfolio sales as metrics to evaluate our results of operations before income taxes, excluding the volatility that can occur within Provision for credit losses and the one- time nature of a gain on the sale of a portfolio. Tangible common equity over Tangible assets (TCE/TA) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net, (TCE) divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use TCE/TA as a metric to evaluate the Company’s capital adequacy and estimate its ability to cover potential losses. Tangible book value per common share represents TCE divided by shares outstanding. We use Tangible book value per common share as a metric to estimate the Company’s potential value. We believe the use of these non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the “Reconciliation of GAAP to Non-GAAP Financial Measures”.

3©2024 Bread Financial Demonstrated financial resilience • Net income of $134 million and Earnings per diluted share of $2.70 • Tangible book value per share of $45.96 increased 20% year-over-year • Shares repurchased totaled $11 million, representing 293,000 shares at an average price per share of $37.54 • Direct-to-consumer deposits increased 24% versus the first quarter of 2023 to approximately $7 billion • Given strong investor demand, upsized senior unsecured notes offering to $900 million in January 2024 Proactive risk management • Meaningful progress made in implementing mitigation plans to limit the financial impact of the CFPB late fee rule ◦ Actions taken have improved previously estimated 4Q24 revenue impact • Consumer spending continues to moderate as consumers self-regulate and macroeconomic pressures persist ◦ Ongoing strategic credit tightening to balance macroeconomic headwinds and returns First quarter 2024 highlights

4©2024 Bread Financial Parent level debt outstanding $2.3 $1.5 $0.6 $0.5 $0.9 $1.4 $1.4 $1.4 $1.3 Term loan & revolver Senior & convertible notes 1Q20 1Q21 1Q22 1Q23 1Q24 (1) Tangible common equity (TCE) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure. (2) Tangible book value per common share represents TCE divided by shares outstanding and is a non-GAAP financial measure. Capital allocation Tangible book value per share (TBVPS)⁽²⁾ $15.41 $21.32 $31.87 $38.44 $45.96 1Q20 1Q21 1Q22 1Q23 1Q24 Total company tangible common equity / tangible assets ratio⁽¹⁾ 3.1% 5.2% 7.8% 9.1% 10.6% 1Q20 1Q21 1Q22 1Q23 1Q24 +3x +31% CAGR Drive shareholder valueImprove capital metrics -58% Reduce debt levels $1.5 billion tangible common equity build since 2020 ~$31 increase in TBVPS since 2020Paid down $1.8 billion since 2020 ($ in billions)

5©2024 Bread Financial 2024 focus areas Responsible growth Scale and diversify product offerings to align with the changing macroeconomic landscape, while optimizing brand partner growth and revenue opportunities Manage macroeconomic and regulatory environment Proactively execute strategies to mitigate business impacts resulting from government regulation and macroeconomic challenges Operational excellence Accelerate continuous improvement gains to drive technology advancements, improved customer satisfaction, control enhancements, enterprise-wide efficiency, and value creation Accelerate digital and technology capabilities Drive our digital-first strategy to enhance product offerings, increase customer self-servicing, and improve the overall customer experience

6©2024 Bread Financial First quarter 2024 financial highlights Continuing operations $1.0 billion Revenue $135 million Income from continuing operations $2.73 Diluted EPS Year-over-year comparisons • Credit sales of $6.0 billion decreased 18%, reflecting the sale of the BJ's Wholesale Club portfolio in late February 2023, ongoing strategic credit tightening, and moderating consumer spending, partially offset by new partner growth. • Average loans of $18.5 billion decreased 4% year-over-year driven by the decline in credit sales and contributing factors noted above. • Revenue decreased $298 million, or 23%, driven by the benefit from the BJ's gain on sale in the prior year, lower net late fee revenue, and higher interest expense. • Income from continuing operations decreased by $320 million, or 70%, as the prior year benefited from the BJ's gain on sale and related reserve release. • The delinquency rate of 6.2% increased from 5.7% in the first quarter of 2023 and decreased 30 basis points sequentially. • The net loss rate of 8.5% increased from 7.0% in the first quarter of 2023 and increased 50 basis points sequentially. Notes: Continuing operations excludes amounts associated with our former LoyaltyOne segment and our former Epsilon segment which previously have been disclosed as discontinued operations and classified accordingly. As well, beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated.

7©2024 Bread Financial ($ in millions, except per share) 1Q24 1Q23 $ Change % Change Total interest income $ 1,300 $ 1,335 $ (35) (3) Total interest expense 248 218 30 14 Net interest income 1,052 1,117 (65) (6) Total non-interest income (61) 172 (233) nm Revenue 991 1,289 (298) (23) Net principal losses 394 342 52 15 Reserve release (73) (235) 162 (69) Provision for credit losses 321 107 214 nm Total non-interest expenses 482 544 (62) (12) Income before income taxes 188 638 (450) (70) Provision for income taxes 53 183 (130) (71) Net income $ 135 $ 455 $ (320) (70) Net income per diluted share $ 2.73 $ 9.08 $ (6.35) (70) Weighted avg. shares outstanding – diluted 49.7 50.1 Pretax pre-provision earnings (PPNR)* $ 509 $ 745 $ (236) (32) Less: Gain on portfolio sale — (230) 230 nm PPNR less gain on portfolio sale* $ 509 $ 515 $ (6) (1) PPNR growth* $515 $509 $230 PPNR less gain on portfolio sale Gain on portfolio sale 1Q23 1Q24 * PPNR and PPNR less gain on portfolio sale are non-GAAP financial measures. See “Non-GAAP Financial Measures” and "Reconciliation of GAAP to Non-GAAP Financial Measures". nm – Not meaningful, denoting a variance of 100 percent or more. Summary P&L results Continuing operations -1% -32% ($ in millions)

8©2024 Bread Financial $17.8 $18.2 $18.8 $20.3 $19.9 $17.8 $17.5 $18.1 $18.5 Wholesale deposits Direct-to-consumer deposits Unsecured borrowings Secured borrowings 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 $20.4 $21.0 $21.8 $23.6 $23.5 $21.3 $21.0 $21.9 $22.7 Credit card and other loans Cash and investment securities 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Av er ag e in te re st -b ea rin g lia bi lit ie s ($ in b ill io ns ) Av er ag e in te re st -e ar ni ng a ss et s ($ in b ill io ns ) Interest-earning asset yields & mix 25.6% 25.0% 27.2% 26.0% 26.6% 26.1% 28.6% 27.7% 27.0% 20.9% 20.5% 22.3% 22.4% 22.7% 22.5% 24.8% 23.9% 23.1% 19.4% 18.6% 19.9% 19.1% 19.0% 18.7% 20.6% 19.6% 18.7% Loan yield Avg. earning asset yield Net interest margin Interest-bearing liability costs & funding mix 1.8% 2.1% 2.8% 3.9% 4.4% 4.6% 5.0% 5.2% 5.4% 1.3% 1.5% 2.2% 3.1% 3.5% 3.9% 4.3% 4.6% 4.6% Cost of total interest-bearing liabilities Cost of deposits Net interest margin 81% 81% 81% 84% 83% 83% 83% 83% 82% 19% 19% 19% 16% 17% 17% 17% 17% 18% 28% 29% 26% 25% 23% 16% 17% 18% 20% 11% 11% 10% 10% 9% 10% 8% 8% 7% 19% 22% 27% 26% 28% 33% 35% 35% 36% 42% 38% 37% 39% 40% 41% 40% 39% 37% Note: Beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated.

# Credit quality and allowance

## Delinquency rates


5-year peak rate: 6.5%
5-year avg rate: ~5.0%
5-year low rate: 3.3%
4.1%
4.4%
5.7%
5.5%
5.7%
5.5%
6.3%
6.5%
6.2%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

## Net loss rates


5-year peak rate: 8.5%
5-year avg rate: ~6.0%
5-year low rate: 3.9%
4.8%
5.6%(1)
5.0%
6.3%
7.0%
8.0%
6.9%
8.0%
8.5%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

## Reserve rates

*($ in millions)*


$1,826
$1,992
$2,073
$2,464
$2,223
$2,208
$2,207
$2,328
$2,255
10.8%
11.2%
11.4%
11.5%
12.3%
12.3%
12.3%
12.0%
12.4%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
ACL balance
Reserve rate(2)

## Revolving credit risk distribution

*(Vantage score)*


12% 12% 13% 12% 15% 14% 16% 16% 17%
27% 27% 27% 26% 27% 27% 27% 27% 27%
61% 61% 60% 62% 58% 59% 57% 57% 56%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
Greater than 660
601-660
600 or below

*(1) The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency.*

*(2) Calculated as the percentage of the Allowance for credit losses to end-of-period Credit card and other loans.*

*Notes: Starting with 3Q22 through 2Q23, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services in June 2022. As well, beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated.*

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10©2024 Bread Financial Enhanced credit risk management and underlying credit distribution Strengthened balance sheet and funding mixStrong corporate governance Prudent balance sheet management Expense discipline Proactive risk management Active recession readiness playbook Enhanced core capabilities Strengthened financial resilience Bread Financial is positioned to perform well through a full economic cycle Loan loss reserve materially higher Capital ratios significantly improved Increased mix of direct-to-consumer deposits Reduced debt levels Diversification across products and partners Prudent and proactive line management Credit mix shift to higher quality over time Well-established risk appetite metrics

11©2024 Bread Financial 2024 financial outlook Our outlook now includes the forecasted impacts of the CFPB late fee rule and assumes a May 14th effective date* * The CFPB's final late fee rule is currently slated to become effective May 14, 2024. A lawsuit has been filed challenging the rule and seeking an injunction of the rule's effectiveness during the pendency of the litigation, but we can provide no assurance regarding the outcome of this or any other litigation relating to the rule. See "Forward-Looking Statements" included elsewhere in this presentation." Full year 2023 actuals Full year 2024 outlook Commentary Average loans 2023: $18,216 million Down low-single digits • Based on our current economic outlook, CFPB late fee rule impacts, ongoing strategic credit tightening actions, higher gross credit losses, and visibility into our pipeline, we expect 2024 average credit card and other loans to be down low-single digits relative to 2023. Revenue (excl. Gain on sale) 2023: $4,059 million Down mid- to high-teens • Revenue, excluding gains on portfolio sales, is anticipated to be down in the mid- to high-teen range as a result of the impact of the CFPB late fee rule, net of mitigation actions, as well as previously disclosed higher reversals of interest and fees due to expected higher gross credit losses, lower merchant discount fees, a continued shift in product mix, and projected interest rate reductions by the Federal Reserve. • The CFPB late fee rule is expected to reduce fourth quarter total revenue in the mid-teen range on an isolated basis relative to the fourth quarter of 2023, net of mitigation actions. This reflects an improvement from our previously disclosed estimated impact. We continue to expect the financial impact of the late fee rule will lessen over time as our mitigation actions mature. Total non-interest expenses 2023: $2,092 million Down low- to mid- single digits • We continue to strategically invest in technology modernization, marketing, and product innovation to drive growth and efficiencies. Net loss rate 2023: 7.5% Low 8% range • Our outlook is inclusive of continued inflationary pressure on consumers’ ability to pay, our credit management actions, CFPB late fee rule impacts, and expected slower loan growth.

Appendix © 2 0 2 2 B r e a d F i n a n c i a l | C o n f i d e n t i a l & P r o p r i e t a r y 1 2

# Total non-interest expenses

## Continuing operations



1Q24 vs. 1Q23 change in non-interest expenses
($ in millions)
Employee comp. & benefits:
-3%
$(7)
Card and processing:
-28%
$(34)
Info. processing & comm.:
$(1)
—%
Marketing:
-28%
$(11)
Depreciation & amortization:
-34%
$(11)
Other:
—%
$2



Total non-interest expenses
($ in millions)
$544
-12%
$482
1Q23
1Q24

**Total non-interest expenses decreased 12% versus 1Q23**

- Employee compensation and benefit costs decreased due to a reduction in demand-based outsourced and contract labor and decreased headcount driven by a decrease in collections and customer care staffing.
- Card and processing expenses decreased due primarily to lower fraud losses, as well as reduced volume-related card and statement costs.
- Marketing expenses decreased primarily due to decreased spending associated with brand partner joint marketing campaigns and direct-to-consumer offerings.
- Depreciation and amortization costs decreased due to lower amortization of developed technology.



Efficiency ratio*
51%
42%
-2%
49%
+6%
1Q23
1Q24
Efficiency ratio less gain on portfolio sale

** Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.*

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# Summary financial highlights

## Continuing operations

| ($ in millions) | | 1Q24 | | 1Q23 | 1Q24 vs 1Q23 | | 4Q23 | 1Q24 vs 4Q23 |
|---|---|---|---|---|---|---|---|---|
| Credit sales | $ | 6,030 | $ | 7,373 | (18%) | $ | 7,802 | (23%) |
| Average credit card and other loans | $ | 18,546 | $ | 19,405 | (4%) | $ | 18,267 | 2% |
| End-of-period credit card and other loans | $ | 18,185 | $ | 18,060 | 1% | $ | 19,333 | (6%) |
| End-of-period direct-to-consumer deposits | $ | 6,984 | $ | 5,630 | 24% | $ | 6,454 | 8% |
| Return on average assets[1] | | 2.4% | | 7.7% | (5.3%) | | 0.8% | 1.6% |
| Return on average equity[2] | | 17.5% | | 73.0% | (55.5%) | | 6.2% | 11.3% |
| Return on average tangible common equity[3] | | 23.1% | | 107.0% | (83.9%) | | 8.5% | 14.6% |
| Net interest margin[4] | | 18.7% | | 19.0% | (0.3%) | | 19.6% | (0.9%) |
| Loan yield[5] | | 27.0% | | 26.6% | 0.4% | | 27.7% | (0.7%) |
| Efficiency ratio[6] | | 48.6% | | 42.2% | 6.4% | | 50.8% | (2.2%) |
| Double leverage ratio[7] | | 118.0% | | 158.6% | (40.6%) | | 123.9% | (5.9%) |
| Common equity tier 1 capital ratio[8] | | 12.6% | | 11.8% | 0.8% | | 12.2% | 0.4% |
| Total risk-weighted assets[9] | $ | 19,344 | $ | 18,893 | 2% | $ | 20,140 | (4%) |
| Tangible common equity / tangible assets ratio[10] | | 10.6% | | 9.1% | 1.5% | | 9.6% | 1.0% |
| Tangible book value per common share[11] | $ | 45.96 | $ | 38.44 | 20% | $ | 43.70 | 5% |
| Payment rate[12] | | 14.8% | | 15.6% | (0.8%) | | 14.5% | 0.3% |
| Delinquency rate | | 6.2% | | 5.7% | 0.5% | | 6.5% | (0.3%) |
| Net loss rate | | 8.5% | | 7.0% | 1.5% | | 8.0% | 0.5% |
| Reserve rate | | 12.4% | | 12.3% | 0.1% | | 12.0% | 0.4% |

*The terms associated with footnotes (1) through (12) are defined on the Definition of Terms slide at the end of the Appendix.*

*Note: Starting with 3Q22 through 2Q23, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services in June 2022.*

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# Summary financial highlights - trending

## Continuing operations

| ($ in millions) | 1Q22 | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 | 3Q23 | 4Q23 | 1Q24 |
|---|---|---|---|---|---|---|---|---|---|
| Credit sales | $ 6,887 | $ 8,140 | $ 7,689 | $ 10,166 | $ 7,373 | $ 7,057 | $ 6,668 | $ 7,802 | $ 6,030 |
| Year-over-year change | *14%* | *10%* | *4%* | *16%* | *7%* | *(13%)* | *(13%)* | *(23%)* | *(18%)* |
| Average credit card and other loans | $ 16,650 | $ 17,003 | $ 17,598 | $ 19,820 | $ 19,405 | $ 17,652 | $ 17,540 | $ 18,267 | $ 18,546 |
| Year-over-year change | *5%* | *11%* | *14%* | *23%* | *17%* | *4%* | *—%* | *(8%)* | *(4%)* |
| End-of-period credit card and other loans | $ 16,843 | $ 17,769 | $ 18,126 | $ 21,365 | $ 18,060 | $ 17,962 | $ 17,922 | $ 19,333 | $ 18,185 |
| Year-over-year change | *8%* | *13%* | *16%* | *23%* | *7%* | *1%* | *(1%)* | *(10%)* | *1%* |
| End-of-period direct-to-consumer deposits | $ 3,561 | $ 4,191 | $ 5,176 | $ 5,466 | $ 5,630 | $ 5,993 | $ 6,098 | $ 6,454 | $ 6,984 |
| Year-over-year change | *66%* | *75%* | *70%* | *72%* | *58%* | *43%* | *18%* | *18%* | *24%* |
| Return on average assets(1) | 4.0% | 0.2% | 2.4% | (2.2%) | 7.7% | 1.2% | 3.2% | 0.8% | 2.4% |
| Return on average equity(2) | 38.5% | 2.2% | 22.8% | (23.3%) | 73.0% | 9.4% | 24.8% | 6.2% | 17.5% |
| Return on average tangible common equity(3) | 56.0% | 3.1% | 32.3% | (35.5%) | 107.0% | 13.2% | 34.3% | 8.5% | 23.1% |
| Net interest margin(4) | 19.4% | 18.6% | 19.9% | 19.1% | 19.0% | 18.7% | 20.6% | 19.6% | 18.7% |
| Loan yield(5) | 25.6% | 25.0% | 27.2% | 26.0% | 26.6% | 26.1% | 28.6% | 27.7% | 27.0% |
| Efficiency ratio(6) | 46.2% | 52.9% | 49.7% | 53.1% | 42.2% | 55.7% | 48.7% | 50.8% | 48.6% |
| Double leverage ratio(7) | 201.8% | 187.7% | 182.4% | 183.6% | 158.6% | 141.4% | 127.4% | 123.9% | 118.0% |
| Common equity tier 1 capital ratio(8) | 10.9% | 10.7% | 11.5% | 8.7% | 11.8% | 12.1% | 12.9% | 12.2% | 12.6% |
| Total risk-weighted assets(9) | $ 18,560 | $ 19,050 | $ 18,830 | $ 22,065 | $ 18,893 | $ 18,745 | $ 18,730 | $ 20,140 | $ 19,344 |
| Tangible common equity / tangible assets ratio(10) | 7.8% | 7.5% | 8.0% | 6.0% | 9.1% | 9.4% | 10.0% | 9.6% | 10.6% |
| Tangible book value per common share(11) | $ 31.87 | $ 31.75 | $ 34.30 | $ 29.42 | $ 38.44 | $ 38.99 | $ 42.45 | $ 43.70 | $ 45.96 |
| Payment rate(12) | 17.7% | 15.3% | 15.5% | 16.4% | 15.6% | 15.0% | 14.4% | 14.5% | 14.8% |
| Delinquency rate | 4.1% | 4.4% | 5.7% | 5.5% | 5.7% | 5.5% | 6.3% | 6.5% | 6.2% |
| Net loss rate | 4.8% | 5.6% | 5.0% | 6.3% | 7.0% | 8.0% | 6.9% | 8.0% | 8.5% |
| Reserve rate | 10.8% | 11.2% | 11.4% | 11.5% | 12.3% | 12.3% | 12.3% | 12.0% | 12.4% |

*The terms associated with footnotes (1) through (12) are defined on the Definition of Terms slide at the end of the Appendix.*

*Note: Starting with 3Q22 through 2Q23, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services in June 2022.*

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# Summary P&L results - trending

## Continuing operations

| ($ in millions, except per share) | 1Q22 | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 | 3Q23 | 4Q23 | 1Q24 |
|---|---|---|---|---|---|---|---|---|---|
| Total interest income | $ 1,068 | $ 1,073 | $ 1,218 | $ 1,325 | $ 1,335 | $ 1,197 | $ 1,301 | $ 1,312 | $ 1,300 |
| Total interest expense | 79 | 95 | 133 | 195 | 218 | 205 | 219 | 237 | 248 |
| **Net interest income** | **989** | **978** | **1,085** | **1,130** | **1,117** | **992** | **1,082** | **1,075** | **1,052** |
| Total non-interest income | (68) | (85) | (106) | (97) | 172 | (40) | (51) | (58) | (61) |
| **Revenue** | **921** | **893** | **979** | **1,033** | **1,289** | **952** | **1,031** | **1,017** | **991** |
| Net principal losses | 199 | 238 | 218 | 312 | 342 | 351 | 304 | 367 | 394 |
| Reserve (release) build | (6) | 166 | 86 | 380 | (235) | (15) | — | 115 | (73) |
| **Provision for credit losses** | 193 | 404 | 304 | 692 | 107 | 336 | 304 | 482 | 321 |
| Total non-interest expenses | 426 | 473 | 486 | 548 | 544 | 530 | 502 | 516 | 482 |
| **Income (loss) before income taxes** | **302** | **16** | **189** | **(207)** | **638** | **86** | **225** | **19** | **188** |
| Provision for income taxes | 91 | 4 | 55 | (73) | 183 | 22 | 52 | (26) | 53 |
| **Net income (loss)** | **$ 211** | **$ 12** | **$ 134** | **$ (134)** | **$ 455** | **$ 64** | **$ 173** | **$ 45** | **$ 135** |
| Net income (loss) per diluted share | $ 4.21 | $ 0.25 | $ 2.69 | $ (2.68) | $ 9.08 | $ 1.27 | $ 3.46 | $ 0.90 | $ 2.73 |
| Weighted average shares outstanding – diluted | 50.0 | 49.9 | 49.9 | 50.0 | 50.1 | 50.3 | 50.1 | 49.6 | 49.7 |
| **Pretax pre-provision earnings (PPNR)*** | **$ 495** | **$ 420** | **$ 493** | **$ 485** | **$ 745** | **$ 422** | **$ 529** | **$ 501** | **$ 509** |
| Less: Gain on portfolio sale | — | — | — | — | (230) | — | — | — | — |
| PPNR less gain on portfolio sale* | $ 495 | $ 420 | $ 493 | $ 485 | $ 515 | $ 422 | $ 529 | $ 501 | $ 509 |

* *PPNR and PPNR less gain on portfolio sale are non-GAAP financial measures. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures".*

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17©2024 Bread Financial 1Q24 ($ in millions) Average balance Interest income / expense Average yield / rate Cash and investment securities $ 4,135 $ 53 5.1% Credit card and other loans 18,546 1,247 27.0% Total interest-earning assets 22,681 1,300 23.1% Direct-to-consumer (Retail) 6,739 81 4.9% Wholesale deposits 6,771 74 4.4% Interest-bearing deposits 13,510 155 4.6% Secured borrowings 3,663 63 6.8% Unsecured borrowings 1,354 30 9.0% Interest-bearing borrowings 5,017 93 7.4% Total interest-bearing liabilities $ 18,527 $ 248 5.4% Net interest income $ 1,052 Net interest margin* 18.7% * Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. Note: Beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated. Net interest margin

18©2024 Bread Financial ($ in millions, except per share amounts) 1Q24 1Q23 $ Change % Change Income from continuing operations, net of taxes $ 135 $ 455 $ (320) (70) (Loss) income from discontinued operations, net of taxes (1) — (1) nm Net income $ 134 $ 455 $ (321) (71) Net income per diluted share from continuing ops $ 2.73 $ 9.08 $ (6.35) (70) Net (loss) income per diluted share from discontinued ops $ (0.03) $ — $ (0.03) nm Net income per diluted share $ 2.70 $ 9.08 $ (6.38) (70) Weighted average shares outstanding – diluted (in millions) 49.7 50.1 Net income and diluted EPS components nm – Not meaningful, denoting a variance of 100 percent or more.

# Capital and liquidity

**As of March 31, 2024:**

- Total company liquidity of $7.1 billion including all undrawn credit facilities and conduits at the banks; parent liquidity of $0.9 billion consisting of cash plus revolver capacity
- Total company common equity tier 1 capital ratio of 12.6%, up 80 basis points versus a year ago
- Banks remain well capitalized on a total risk-based capital basis, nearly double the 10% well-capitalized threshold
- Prudent interest rate management with no held-to-maturity securities

| Capital ratios | 1Q22 | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 | 3Q23 | 4Q23 | 1Q24 | Rolling 4 quarter avg. |
|---|---|---|---|---|---|---|---|---|---|---|
| **Total company** | | | | | | | | | | |
| Common equity tier 1 capital ratio[1] | 10.9% | 10.7% | 11.5% | 8.7% | 11.8% | 12.1% | 12.9% | 12.2% | 12.6% | 12.5% |
| Total risk-based capital ratio[2] | 12.3% | 12.0% | 12.9% | 10.1% | 13.2% | 13.4% | 14.2% | 13.6% | 14.0% | 13.8% |
| Total risk-weighted assets[3] | $ 18,560 | $ 19,050 | $ 18,830 | $ 22,065 | $ 18,893 | $ 18,745 | $ 18,730 | $ 20,140 | $ 19,344 | $ 19,240 |
| Tangible common equity / tangible assets ratio[4] | 7.8% | 7.5% | 8.0% | 6.0% | 9.1% | 9.4% | 10.0% | 9.6% | 10.6% | 9.9% |
| **Comenity Bank** | | | | | | | | | | |
| Common equity tier 1 capital ratio[1] | 22.5% | 22.7% | 20.7% | 18.4% | 18.3% | 18.8% | 20.3% | 19.7% | 18.2% | 19.2% |
| Total risk-based capital ratio[2] | 23.8% | 24.0% | 22.0% | 19.7% | 19.7% | 20.1% | 21.6% | 21.1% | 19.6% | 20.6% |
| **Comenity Capital Bank** | | | | | | | | | | |
| Common equity tier 1 capital ratio[1] | 19.3% | 18.1% | 18.4% | 16.1% | 21.7% | 18.2% | 18.5% | 16.6% | 17.5% | 17.7% |
| Total risk-based capital ratio[2] | 20.7% | 19.4% | 19.7% | 17.5% | 23.0% | 19.6% | 19.9% | 18.0% | 18.9% | 19.1% |

*The terms associated with footnotes (1) through (4) are defined on the Definition of Terms slide at the end of the Appendix.*

*Note: The Common equity tier 1 capital ratio and Total risk-based capital ratio include adjustments for the phase-in of the effect of the current expected credit loss (CECL) model on regulatory capital over a three-year period beginning in the first quarter of 2022, through 2024. 75%, 50% and 25% of the phase-in is included in 2024, 2023 and 2022, respectively. The effects of CECL on our regulatory capital will be fully phased-in beginning in the first quarter of 2025.*

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20©2024 Bread Financial ($ in millions) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Pretax pre-provision earnings (PPNR) Income (loss) before income taxes $ 302 $ 16 $ 189 $ (207) $ 638 $ 86 $ 225 $ 19 $ 188 Provision for credit losses 193 404 304 692 107 336 304 482 321 Pretax pre-provision earnings (PPNR) $ 495 $ 420 $ 493 $ 485 $ 745 $ 422 $ 529 $ 501 $ 509 Less: Gain on portfolio sale — — — — (230) — — — — PPNR less gain on portfolio sale $ 495 $ 420 $ 493 $ 485 $ 515 $ 422 $ 529 $ 501 $ 509 1Q20 1Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Tangible common equity (TCE) Total stockholders’ equity $ 1,088 $ 1,764 $ 2,268 $ 2,275 $ 2,399 $ 2,265 $ 2,716 $ 2,736 $ 2,864 $ 2,918 $ 3,032 Less: Goodwill and intangible assets, net (354) (704) (682) (694) (690) (799) (790) (780) (771) (762) (753) Tangible common equity (TCE) $ 734 $ 1,060 $ 1,586 $ 1,581 $ 1,709 $ 1,466 $ 1,926 $ 1,956 $ 2,093 $ 2,156 $ 2,279 Tangible assets (TA) Total assets $ 24,235 $ 21,163 $ 20,938 $ 21,811 $ 21,960 $ 25,407 $ 21,970 $ 21,609 $ 21,608 $ 23,141 $ 22,299 Less: Goodwill and intangible assets, net (354) (704) (682) (694) (690) (799) (790) (780) (771) (762) (753) Tangible assets (TA) $ 23,881 $ 20,459 $ 20,256 $ 21,117 $ 21,270 $ 24,608 $ 21,180 $ 20,829 $ 20,837 $ 22,379 $ 21,546 Reconciliation of GAAP to non-GAAP financial measures

# Credit quality trends

## Delinquency rates


15-year peak rate[1]: 6.5%
15-year avg rate: ~5.0%
15-year low rate: 3.3%
4.3%
4.7%
4.4%
3.8%
3.3%
3.8%
3.9%
4.1%
4.4%
5.7%
5.5%
5.7%
5.5%
6.3%
6.5%
6.2%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

## Net loss rates


15-year peak rate[1]: 10.0%
15-year avg rate: ~6.0%
15-year low rate[1]: 3.8%
7.6%
5.8%
6.0%
5.0%
5.1%
3.9%
4.4%
4.8%
5.6%[2]
5.0%
6.3%
7.0%
8.0%
6.9%
8.0%
8.5%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

*(1) Peak Delinquency rate occurred in 2023 and peak Net loss rate occurred in 2009. Low Net loss rate occurred in 2014.*
*(2) The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency.*
*Notes: Starting with 3Q22 through 2Q23, the Delinquency and Net loss rates were impacted by the transition of our credit card processing services in June 2022. As well, beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated.*

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22©2024 Bread Financial Definition of terms Note (1) Beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated. Summary financial highlights (1) Return on average assets: Return on average assets represents annualized Income from continuing operations divided by average Total assets. (2) Return on average equity: Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity. (3) Return on average tangible common equity: Return on average tangible common equity represents annualized Income from continuing operations divided by average Tangible common equity, which itself is defined below. (4) Net interest margin: Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. (5) Loan yield: Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans. (6) Efficiency ratio: Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income. (7) Double leverage: Double leverage ratio represents Parent Company investment in subsidiaries divided by BFH consolidated equity. (8) Common equity tier 1 capital ratio: The Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets. (9) Total risk-weighted assets: Total risk-weighted assets are generally measured by allocating assets, and specified off-balance sheet exposures, to various risk categories as defined by the Basel III standardized approach. (10) Tangible common equity / tangible assets ratio: Tangible common equity (TCE) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure. (11) Tangible book value per share: Tangible book value per common share represents TCE divided by shares outstanding and is a non-GAAP financial measure. (12) Payment rate: Payment rate represents consumer payments during the last month of the period, divided by the beginning-of-month Credit card and other loans, including held for sale in applicable periods. Capital and liquidity (1) Common equity tier 1 capital ratio: The Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets. (2) Total risk-based capital ratio: The Total risk-based capital ratio represents total capital divided by total risk-weighted assets. (3) Total risk-weighted assets: Total risk-weighted assets are generally measured by allocating assets, and specified off-balance sheet exposures, to various risk categories as defined by the Basel III standardized approach. (4) Tangible common equity / tangible assets ratio: Tangible common equity (TCE) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure.